SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2015


                             CIRALIGHT GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      0-54036                   26-4549003
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

6789 Quail Hill Parkway, No. 125, Irvine, California              92879
      (Address of Principal Executive Offices)                  (Zip Code)

             670 E. Parkridge, Suite 112, Corona, California 92879
                                (Former Address)

       Registrant's telephone number, including area code: (949) 288-6855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On April 27, 2015, Frederick Feck resigned from his positions as Secretary and Director of Ciralight Global, Inc. ("Ciralight"), citing health reasons.

     On July 1, 2015, the Ciralight's Board of Directors elected Taylor C. Fletcher and Charles Israel to the Board of Directors. As of the date of this Current Report, Ciralight does not have a compensatory arrangement or understanding with the new directors. The new directors have not been appointed to any Board committees as of the date of this Current Report. As of the date of this Current Report, there have been no transactions with the two new directors that would require disclosure pursuant to Item 404(a) of Regulation S-K. The Board of Directors has not elected a successor to Mr. Feck's position as Secretary.

     Certain biographical information related to our two new directors is set forth below.

TAYLOR C. FLETCHER, DIRECTOR

     Tayler C. Fletcher is a Director of Ciralight. Mr. Fletcher has over 35 years of successful entrepreneurial experience in such divergent fields as software development, proprietary technology, manufacturing, real estate development, interstate trucking, acquisition and management of commercial real estate, as well as funding a number of start-up ventures through private capital sources.

CHARLES ("CHIP") ISRAEL, DIRECTOR

     Charles Israel has been a lighting designer for over 30 years. In 1992, he founded Lighting Design Alliance, a full service architectural lighting design firm, where he built a highly select team of lighting-design professionals, who now serve a variety of clients worldwide. As the Chief Executive Officer of Lighting Design Alliance, Mr. Israel works closely with owners, design teams and manufacturers to ensure lighting systems are fully integrated with the architectural designs and enhance the designer's concepts.

     Mr. Israel has been involved in numerous lighting industry organizations and has published several white papers related to the lighting industry. He is a frequent lecturer on lighting design and has been an instructor at UCLA and the American College of Applied Arts in the field of interior lighting.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 17, 2015

                                    CIRALIGHT GLOBAL, INC.

                                    By: /s/ Jeffrey S. Brain
                                       -----------------------------------------
                                       Jeffrey S. Brain
                                       President and Chief Executive Officer

                                       2